Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the registrant  |X|
         Filed by a party other than the registrant  |_|

         Check the appropriate box:
          |_|  Preliminary Proxy Statement                          |_| Confidential, For Use of the Commission
                                                                        Only (as permitted by Rule 14a-6(e)(2))
          |X|  Definitive Proxy Statement
          |_|  Definitive Additional Materials
          |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Candie's, Inc.
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|   No fee required
         |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.
               (1)  Title of each  class  of  securities  to  which  transaction applies:
--------------------------------------------------------------------------------
               (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
               (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
               (5)  Total fee paid:
--------------------------------------------------------------------------------
          |_|  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount previously paid:
--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
          (3)  Filing Party:
--------------------------------------------------------------------------------
          (4)  Date Filed:
--------------------------------------------------------------------------------

                                 CANDIE'S, INC.
                               400 Columbus Avenue
                          Valhalla, New York 10595-1335


                                                                    July 2, 2001


Dear Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, August 9, 2001, at 9:30 A.M., at the New York City offices of the Company, 215 West 40th Street, New York, New York 10018.

     The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                                Cordially,

                                                /s/ Neil Cole

                                                Neil Cole
                                                Chairman of the Board,
                                                President and
                                                Chief Executive Officer

                                 CANDIE'S, INC.
                               400 Columbus Avenue
                          Valhalla, New York 10595-1335
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 9, 2001
                              --------------------

To the Stockholders of CANDIE'S, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Candie's, Inc. (the "Company") will be held on Thursday, August 9, 2001, at 9:30 A.M. at the Company's New York City offices at 215 West 40th Street, New York, New York 10018, for the following purposes:

     1. To elect five directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2.   To approve the Company's  Non-Employee  Director Stock Incentive Plan;
          and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on June 29 , 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                      By Order of the Board of Directors,

                                      Neil Cole
                                      Chairman of the Board, President
                                      and Chief Executive Officer

July 2, 2001
--------------------------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:
       -- ---

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                 CANDIE'S, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 9, 2001


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CANDIE'S, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on August 9, 2001, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about July 3, 2001.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                          400 Columbus Avenue
                          Valhalla, New York 10595-1335
                          Telephone No.: (914) 769-8600

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on June 29, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 17,926,923 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.


                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. All other matters at the meeting, including approval of the adoption of the Company's Non-Employee Director Stock Incentive Plan, will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. Proxies may be revoked as noted above.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, five (5) directors will be elected to hold office for a term expiring at the 2002 Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, who are presently members of the Company's Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

      Name                    Age         Position
      ----                    ---         --------
      Neil Cole               44          Chairman of the Board,
                                          President and Chief Executive Officer

      Barry Emanuel           59          Director

      Steven Mendelow         58          Director

      Peter Siris             56          Director

      Ann Iverson             57          Director

     Neil Cole has been Chairman of the Board, President and Chief Executive Officer of the Company since February 23, 1993. Mr. Cole's family began the Candie's business in the late 1970's. After the brand was sold by the family, Mr. Cole re-purchased the brand and founded the Company in 1992. From February through April 1992, Mr. Cole served as a director and as acting President of the Company. Mr. Cole also served as Chairman of the Board, President, Treasurer and a director of New Retail Concepts, Inc. ("NRC"), from its inception in 1986 until it was merged with and into the Company in August 1998. Mr. Cole is an attorney who graduated from Hofstra law school in 1982.

     Barry Emanuel has been a director of the Company since May 1993. For more than the past five years, Mr. Emanuel has served as President of Copen Associates, Inc., a textile manufacturer located in New York, New York.

     Steven Mendelow has been a director of the Company since December 1999 and has been a principal with the accounting firm of Konigsberg Wolf & Co. and its predecessor, which is located in New York, New York, since 1972. Mr. Mendelow was a director of NRC from April 1, 1992 until NRC merged into the Company in August 1998.

     Peter Siris has been a director of the Company since March 2000 and has been active in the apparel, retail and financial industries for over 25 years. During the past two years, Mr. Siris has been the Managing Director of Guerrilla Capital Management, while completing his best selling book, "Guerilla Investing", and working as a columnist for the "New York Daily News". Between 1995 and 1997, he served as Senior Vice President of Warnaco, Inc. and Director of Investor Relations of Authentic Fitness Corporation and Senior Vice President of ABN-Amro Incorporated. Between 1970 and 1995, Mr. Siris served as Managing Director of Union Bank of Switzerland, Securities, Executive Vice President and Director of The Buckingham Research, Executive Vice President and Director of Sirco International Corporation, President of MERIC, Inc. and President of Urban Innovations, Inc. Mr. Siris is a director of Crown American Real Estate Investment Trust. Mr. Siris, who earned his MBA from Harvard University, is also an expert on trade in China and authored a novel on that subject, entitled "The Peking Mandate".

     Ann Iverson joined the Board in March 2001. Since 1998, she has been the President and CEO of International Link, Inc., a consulting company providing value to corporations in making strategic decisions. From June 1995 until forming International Link, Ms. Iverson worked as the Group Chief Executive of Laura Ashley in the United Kingdom. Prior to that she was the President and CEO of KayBee Toy Stores and CEO of Mothercare UK, Ltd based in England. In addition to being a member of the Company's board, Ms. Iverson currently sits on the board of Owens Corning, Inc., a leader in the building materials systems and composites systems industry, and serves as a member of its Audit Committee. Ms Iverson is also Chairman of Portico Bed & Bath Inc., and a board member at Brooks Sports, Inc. Ms. Iverson, who brings to the Board over 40 years of experience in the fashion and retail industry, has been the recipient of numerous industry awards, including the Ellis Island Medal of Honor and Retailer of the Year in the United Kingdom.

Board Of Directors and Committee Meetings

     During the fiscal year ended January 31, 2001 ("Fiscal 2001"), the Board of Directors held ten meetings. In addition, the Board took action by unanimous written consent in lieu of meetings. The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions.

     The Company has an audit committee of the Board of Directors ("Audit Committee"). During Fiscal 2001 the audit committee consisted of Messrs. Emanuel, Mendelow and Siris. Ms. Iverson became a member of the Audit Committee in March 2001. Each member of the Audit Committee is an "independent director" under the rules of the National Association of Securities Dealers, Inc. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, reviews significant accounting and reporting issues and developments, reviews and discusses the scope and results of each audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results and considers the adequacy of the internal accounting controls and audit procedures of the Company. The Audit Committee may also conduct inquiries into the Company's operations, including, without limitation, inquiries to ensure compliance with applicable laws, securities rules and regulations and accounting standards. The Audit Committee has adopted a written charter, a copy of which is attached hereto as Appendix A. The Audit Committee held four meetings during Fiscal 2001.

Compensation Committee Interlocks and Insider Participation

     In or about January 2001, the Company formed a Compensation Committee of the Board of Directors, which was initially comprised of Messrs. Emanuel, Mendelow and Siris. Prior to forming the Compensation Committee, decisions as to executive compensation were made by the Company's Board of Directors, primarily upon the recommendation of Mr. Cole. During Fiscal 2001, Mr. Cole, the Company's Chief Executive Officer, in his capacity as a director, also engaged in Board deliberations regarding the determination of executive officer compensation. Mr. Mark Tucker, a director of the Company until June 2001, also participated in the determination of executive officer compensation. Mr. Tucker is affiliated with Redwood Shoe Corp., the Company's principal buying agent. During Fiscal 2001, none of the executive officers of the Company served on the board of directors or the compensation committee of any other entity. In or about March 2001, Ms. Iverson joined the Company's Board of Directors and was appointed to the Compensation Committee. Ms. Iverson also serves on the compensation committee of Brooks Sports, Inc.

Compliance with Section 16(a) of Securities Exchange Act of 1934

     Section 16(a) of Securities Exchange Act of 1934 requires the Company officers and directors, and persons who beneficially own more than 10 percent of a registered class of the Company equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent owners are required by certain SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that during Fiscal 2001, filing requirements applicable to its officers, directors and 10% stockholders of the Common Stock were complied with, except that Mr. Siris failed to file timely a Form 3 in March 2000, when he became a director of the Company.

                               EXECUTIVE OFFICERS

     The executive officers of the Company, their positions with the Company and certain other information, as of the Record Date, are set forth below:

     Name                     Age      Position
     ----                     ---      --------
     Neil Cole                44       Chairman of the Board,
                                       President and Chief Executive Officer

     Richard Danderline       47       Executive Vice President, Finance
                                       and Operations

     Deborah Sorell Stehr     38       Senior Vice President,
                                       Secretary and General Counsel

     Richard Danderline joined the Company as Executive Vice President, Finance and Operations in June 2000. For the thirteen years prior to joining the Company, he served as Vice President, Treasurer and Chief Financial Officer of AeroGroup International, Inc ("AeroGroup"), a privately held footwear company. Prior to joining AeroGroup, he served as Vice President and Chief Financial Officer of Kenneth Cole Productions, Inc., where he was part of a management-led buyout of its What's What division, which later became AeroGroup. Mr. Danderline's experience also includes serving as Vice President and Controller of Energy Asserts International, Inc. and as Vice President and Controller of XOIL Energy Resources, Inc. Mr. Danderline is certified public accountant who began his career with Touche Ross & Co., the predecessor of Deloitte & Touche LLP.

     Deborah Sorell Stehr joined the Company in December 1998 as Vice President and General Counsel, and was promoted to Senior Vice President in November 1999. From September 1996 to December 1998, Ms. Sorell Stehr was Associate General Counsel with Nine West Group Inc. ("Nine West"), a women's' footwear corporation with sales approximating $2.0 billion, where Ms. Sorell Stehr was primarily responsible for overseeing legal affairs relating to domestic and international contracts, intellectual property, licensing, general corporate matters, litigation and claims. Prior to joining Nine West, Ms. Sorell Stehr practiced law for nine years at private law firms in New York City and Chicago in the areas of corporate law and commercial litigation.

     All officers serve at the discretion of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid or accrued by the Company for Fiscal 2001, 2000 and 1999, to or for the Chief Executive Officer and for the other persons that served as executive officers of the Company during Fiscal 2001 whose salaries exceeded $100,000 and for John J. McPhee who is a key employee but not an executive officer of the Company (collectively, the "Named Persons"):

                                                                        Summary Compensation Table
                                                 --------------------------------------------------------------------------
                                                                                                    Long-Term
                                                         Annual Compensation                   Compensation Awards
                                                 --------------------------------------------------------------------------
                                                                                             Other            Securities
   Name & Principal                  Fiscal                                               Annual Com-         Underlying
       Positions                      Year             Salary              Bonus(1)       pensation(2)        Options(3)
-------------------------------      ------       --------------           --------       -------------       -----------

Neil Cole                             2001        $      500,000          $     --       $   10,000              607,125
Chairman, President &                 2000               500,436                --(4)        12,500              410,000
Chief Executive Officer               1999               445,833                --               --            1,506,124(5)

Deborah Sorell Stehr                  2001               166,667            25,000               --               80,000
Senior Vice President &               2000               132,692            25,000               --               50,000
General Counsel                       1999                24,167                --               --               30,000

Richard Danderline                    2001         $     120,513            25,000               --              160,000
Executive Vice President -
Finance & Operations

John McPhee                           2001        $      228,642            25,000               --              110,000
President of Wholesale Sales          2000               243,284            25,000               --               50,000
                                      1999               214,037           100,000               --                   --

John M. Needham                       2001               113,333             7,000               --                   --
Vice President of Finance             2000                 3,923                --               --               75,000(6)

     (1)  Represents bonuses accrued under employment agreements.
     (2)  Represents amounts earned as director's fees.
     (3)  On December 11, 1998, certain options were re-priced to $3.50.
     (4) As a result of the Company's restatement of certain financial statements, the $105,500 bonus to Mr. Cole previously reported was repaid by Mr. Cole to the Company in Fiscal 2001.
     (5) 446,124 options of the Company's Common Stock were granted to the Named Person for compensation for services provided to NRC prior to the merger with the Company. Also includes 10,000 options to purchase shares earned as director's fees.
     (6) Mr. Needham left the Company on September 22, 2000, and pursuant to his stock option agreement such options expired upon his termination of employment.

Option Grants in Fiscal 2001

     The following table provides information with respect to individual stock options granted during Fiscal 2001 to each of the Named Persons who received options during Fiscal 2001:

                                 Shares          % of Total                                          Potential Realizable Value
                               Underlying       Options Granted                                       at Assumed Annual Rates
                                Options         to Employees         Exercise    Expiration         of Stock Price Appreciation
           Name                 Granted         in Fiscal Year        Price         Date                 for Option Term
----------------------------  ---------------  -----------------   -----------  -------------   -----------------------------------
                                                                                                        5%              10%
                                                                                                -----------------  ----------------
Neil Cole                         260,500(1)        12.7%            $1.25         08/18/10           $204,784         $518,962
                                  321,625(1)        15.7              1.13         07/18/10            227,552          576,661
                                   25,000            1.2              0.97         02/01/10             15,232           38,600
Deborah Sorell Stehr               70,000            3.4              1.00         10/13/10             44,023          111,562
                                   10,000            0.5              0.69         12/21/10              4,324           10,957
Richard Danderline                150,000            7.3              1.28         06/26/10            120,861          306,285
                                   10,000            0.5              0.69         12/21/10              4,324           10,957
John McPhee                       100,000            4.9              1.06         03/01/10             66,820          169,335
                                   10,000            0.5              0.69         12/21/10              4,324           10,957

(1) These options are equal in number to options granted to Mr. Cole in prior fiscal years that expired in fiscal 2001.


Aggregated Fiscal Year-End Option Values

     The following table sets forth information as of January 31, 2001, with respect to exercised and unexercised stock options held by the Named Persons. No options were exercised by any of the Named Persons during Fiscal 2001. On March 15, 2000, June 20, 2000, July 7, 2000, and December 12, 2000, 400,000, 10,125,
162,000 and 10,000 options, respectively, owned by Neil Cole expired. As noted above, an equal number of options were granted to Mr. Cole in Fiscal 2001, all of which were issued with an exercise price equal to the fair market value of the Common Stock on the date of grant. Mr. Needham's employment with the Company ceased on September 22, 2000 and pursuant to his stock option agreement such options expired upon his termination of employment.

                                                Number of Securities                            Value of Unexercised
                                               Underlying Unexercised                               In-The-Money
                                            Options at January 31, 2001                     Options at January 31, 2001(1)
              Name                     Exercisable            Unexercisable              Exercisable          Unexercisable
---------------------------------  -------------------  -----------------------   ----------------------  ------------------
Neil Cole                                2,666,417                 84,583                   3,125                     --

Deborah Sorell Stehr                        80,000                 80,000                   5,939                  4,690

Richard Danderline                          35,000                125,000                   4,063                     --

John McPhee                                170,000                 90,000                   5,002                  2,191

(1) An option is "in-the-money" if the year-end closing market price per share of the Company's Common Stock exceeds the exercise price of such options. The closing market price on January 31, 2001 was $1.09.

Employment Contracts and Termination and Change-in-Control Arrangements

     In January 2000, the Company entered into an amended employment agreement with Neil Cole to serve as President and Chief Executive Officer for a term expiring on February 28, 2003, at an annual base salary of $500,000. Under the amended employment agreement, Mr. Cole is entitled to receive a portion of an annual bonus pool equal to 5% of the Company's annual pre-tax profits, if any, as determined by the Company's Board of Directors, and to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile expenses, reasonable travel and entertainment expenses and a life insurance policy in the amount of $1,000,000. Mr. Cole is also entitled to receive any additional bonuses as the Board of Directors may determine. The amended employment agreement provides that Mr. Cole would receive an amount equal to $100 less than three times his annual compensation, plus accelerated vesting or payment of deferred compensation, options, stock appreciation rights or any other benefits payable to Mr. Cole in the event that within twelve months of a "Change in Control", as defined in the agreement, Mr. Cole is terminated by the Company without "Cause" or if Mr. Cole terminates his agreement for "Good Reason", as such terms are defined in his employment agreement.

     In January 2000, the Company entered into an amended employment arrangement with Deborah Sorell Stehr for a term expiring on February 28, 2003 at an annual base salary of $180,000. Ms. Sorell Stehr is also entitled to receive a bonus in the amount of $25,000 for each year that she is employed. In connection with her employment agreement, Ms. Stehr also received 30,000 options, which vest over a period of two years. Ms. Sorell Stehr is also entitled to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile expenses, reasonable travel and entertainment expenses and a life insurance policy. The agreement provides that Ms. Sorell Stehr would receive an amount equal to $100 less than three times her annual compensation, plus accelerated vesting or payment of deferred compensation, options, stock appreciation rights or any other benefits payable to Ms. Sorell Stehr in the event that within twelve months of a "Change in Control", Ms. Sorell Stehr is terminated by the Company without "Cause" or Ms. Sorell Stehr terminates her agreement for "Good Reason", as such terms are defined in her employment agreement.

     On or about May 19, 2000, the Company entered into an employment agreement with Richard Danderline for a term expiring on June 26, 2002, at an annual base salary of $200,000 for the period ended June 26, 2001, and $225,000 for the 12 months ended June 26, 2002. Mr. Danderline is entitled to receive a bonus up to an amount of $100,000 the first year and $150,000 the second year calculated as one half of 1% of the pre-tax profit of the Company for every 1% that selling, general and administrative expenses of the Company decrease as a percentage of revenues using Fiscal 2001 as the base year, but in no event less than $50,000 for each year of employment. In connection with his employment, Mr. Danderline received a grant of 150,000 options, vesting over a period of five years. Mr. Danderline is also entitled to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile expenses, reasonable travel and entertainment expenses and a life insurance policy.

In the event of a "change in control", defined as the cessation of Neil Cole being the Chairman of the Board, or a sale or merger of the Company with a non-affiliate, Mr. Danderline `s options vest immediately.

     On or about March 1, 2000, the Company entered into an employment agreement with John McPhee for a term expiring on January 31, 2003, at an annual base salary of $200,000 for the two months ended March 15, 2000, $225,000 for the period from March 16, 2000 through January 21, 2001, $275,000 for the 12 months ending January 31, 2002, and $325,000 for the 12 months ending January 31, 2003. Pursuant to the employment agreement, Mr. McPhee serves as President of Wholesale Sales for the Company devoting substantially all of his business time and his best efforts to the business of the Company. Mr. McPhee is also entitled to an annual bonus during the term of the agreement equal to one percent of the Company's income before income taxes but in no event less than $25,000 for Fiscal 2000. Under the agreement, Mr. McPhee receives customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile expenses, reasonable travel and entertainment expenses and a life insurance policy. Pursuant to the agreement, Mr. McPhee is entitled to his full base salary for one year or through the term of the agreement, whichever is greater, if there is a "Change of Control in the Company" or if he leaves the Company for "Good Reason" as those terms are defined in the agreement.

Compensation of Directors

     During Fiscal 2001, Messrs. Emanuel, Tucker, Mendelow and Siris each received a grant of Common Stock from the Company having a value of $10,000 in compensation for attending Board of Director meetings. Mr. Cole received $10,000 in cash compensation for attending board meetings. Mr. Siris also received 60,000 options to purchase the Common Stock of the Company pursuant to a consulting arrangement. Ann Iverson, who joined the Company's Board in March 2001, was issued options to purchase 50,000 shares of Common Stock of the Company pursuant to a consulting arrangement.

     Under the Company's 2000 Stock Option Plan (the "2000 Plan") and 1997 Stock Option Plan (the "1997 Plan"), non-employee directors are eligible to be granted non-qualified stock options.

     The Company's Board of Directors or the Stock Option Committee of the 2000 Plan or the 1997 Plan, if one is appointed, has discretion to determine the number of shares subject to each non-qualified option (subject to the number of shares available for grant under the 2000 Plan or the 1997 Plan, as applicable), the exercise price thereof (provided such price is not less than the par value of the underlying shares of the Company's Common Stock under the 2000 Plan or not less than the fair value of Common Stock under the 1997 Plan), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). No non-qualified options were granted to non-employee directors under the 2000 Plan or the 1997 Plan during Fiscal 2001.

Report on Executive Compensation

     Although in January 2001, the Company formed a compensation committee of its Board of Directors, compensation of the Company's executive officers for Fiscal 2001 was determined by the Company's Board of Directors based upon recommendation by Neil Cole. There is no formal compensation policy of the Company's executive officers.

     During Fiscal 2001, the Company did not have a stock option committee. Grants of stock options made under the 2000 Plan and the 1997 Plan were made by the Company's Board of Directors.

     Total compensation for executive officers of the Company consists of a combination of salaries, bonuses when applicable, and stock option awards. The base salary of the executive officers are fixed annually pursuant to the terms of their respective employment agreements with the Company. Bonus compensation for Mr. Danderline and Ms. Sorell Stehr were also governed by the terms of their respective employment agreements and were based upon the Company's financial performance. Mr. Cole did not receive any bonus compensation for Fiscal 2001.

     Stock option awards are intended to attract and retain senior management personnel by offering them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. No stock options were granted to the executive officers of the Company during Fiscal 2001, except for options set forth herein. See table - Option Grants in Fiscal 2001 above.

     During Fiscal 2001, the Company had a net loss of $8,200,000 on net revenue of $95,194,000, compared to a net loss of $25,176,000 on net revenue of $93,747,000 during Fiscal 2000.

                                    Neil Cole
                                  Barry Emanuel
                                 Steven Mendelow
                                   Peter Siris
                                  Anne Iverson*

-----------------
* Ms. Iverson joined the Board in March 2001 and therefore did not participate in the Board deliberations regarding executive compensation for Fiscal 2001.

Stock Performance Graph

     The following line graph compares from February 1, 1996 to January 31, 2001, the cumulative total return among the Company, companies comprising the NASDAQ Market Index, and the stock of a Peer group assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. The Peer Group consists of K. Swiss, Inc., the Company, Stride Rite Corporation and Track N' Trail, Inc. which is based upon companies classified under the Footwear, except Rubber, Standard Industrial Classification number. Historic stock price is not necessarily indicative of future stock price performance.



                     [STOCK PERFORMANCE GRAPH APPEARS HERE]




                               ------------------------------FISCAL YEAR ENDING-----------------------------------

COMPANY/INDEX/MARKET           1/31/1996       1/31/1997    1/31/1998      1/31/1999     1/31/2000       1/31/2001
Candie's, Inc.                 $100.00         $230.56      $219.44        $152.78       $44.44          $48.62
SIC Code Index                 $100.00         $146.79      $145.72        $137.32       $85.11          $123.93
NASDAQ Market Index            $100.00         $131.60      $155.01        $241.93       $361.89         $259.11

                                   PROPOSAL II

                            ADOPTION OF NON-EMPLOYEE
                          DIRECTOR STOCK INCENTIVE PLAN

     The Board of Directors has adopted the Company's Non-Employee Director Stock Incentive Plan (the "Director Plan"). The Board believes that compensating directors through the issuance of Common Stock to them will help the Board attract and retain highly qualified individuals to serve on the Board of Directors while conserving cash resources. Only non-employee directors of the Company are eligible to receive grants under the Director Plan. The Director Plan provides that eligible directors automatically receive, on the first business day of March and September of each year ("Award Dates"), an award of that number of shares of Common Stock determined by dividing $10,000 by the average of the closing prices of the Common Stock for the five trading days ending on the third business day prior to the applicable Award Date. An aggregate of 300,000 shares of Common Stock have currently been reserved for issuance under the Director Plan.

     The following is a brief summary of the Federal income tax aspects of Awards made under the Director Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     Upon receipt of the Award, the participant will recognize as ordinary compensation income the excess (if any) of the fair market value of the shares on the date of such receipt over the amount paid, if any, for the shares. The Company will qualify for a Federal income tax deduction equal in amount to the amount that is included as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Internal Revenue Code of 1986. Upon sale of the shares, the participant will recognize gain or loss equal to the difference (if any) between the amount realized on such sale over the sum of the amount paid, if any, for the stock and the amount of compensation income recognized by the participant on receipt of the Award. The gain, if the participant holds the shares as capital assets, or loss will be long-term or short-term capital gain or loss depending on whether his holding period exceeds one year.

     The foregoing summary of the Director Plan does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Director Plan, set forth as Appendix B attached hereto and made a part hereof.

Recommendation

     THE BOARD OF DIRECTORS BELIEVES THAT THE DIRECTOR PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTOR PLAN.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each of the Named Persons; (iii) each of the Company's directors; and (iv) all executive officers and directors as a group:

                                                             Amount and
                                                             Nature of                           Percentage of
            Name and Address of                              Beneficial                           Beneficial
            Beneficial Owner (1)                            Ownership (2)                          Ownership
----------------------------------------------------  ------------------------------  --------------------------


Neil Cole                                                    3,498,084(3)                            16.9%

Claudio Trust dated                                          1,886,597                               10.5%
February 2, 1990
2925 Mountain Maple Lane
Jackson, WY 83001

Michael Caruso                                               1,986,597(4)                            11.0%

Barry Emanuel                                                   90,125(5)                              *

Steven Mendelow                                                136,050(6)                              *

Deborah Sorell Stehr                                            80,000(7)                              *

Richard Danderline                                              60,000(8)                              *

John McPhee                                                    200,000(9)                            1.1%

Peter Siris                                                     52,000(10)                             *

Ann Iverson                                                     30,000(11)                             *

All executive officers and directors as a                    3,945,759(3)(5)(6)(7)                  18.9%
group (seven persons)                                               (8)(10)(11)(12)

     *    Less than 1%


     (1) Unless otherwise indicated, each beneficial owner has an address at c/o the Company, 400 Columbus Avenue, Valhalla, New York 10595-1335.

     (2) A person is deemed to have beneficial ownership of securities that can be acquired by such person within 60 days of the Record Date, upon exercise of warrants or options. Consequently, each beneficial owner's percentage ownership is determined by assuming that warrants or options held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date, have been exercised. Unless otherwise noted, the Company believes that all persons referred to in the table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them.

     (3) Includes 2,751,000 shares of Common Stock issuable upon exercise of options owned by Neil Cole.

     (4) Represents shares held by Claudio Trust dated February 2, 1990, of which Mr. Caruso is the trustee and includes 100,000 shares of Common Stock issuable upon exercise of options owned by Michael Caruso.

     (5) Includes 80,125 shares of Common Stock issuable upon exercise of options.

     (6) Includes 10,000 shares of Common Stock issued to Mr. Mendelow, and 60,750 shares of Common Stock owned by C&P Associates, of which Mr. Mendelow and his wife are affiliated.

     (7)  Represents shares of Common Stock issuable upon exercise of options.

     (8)  Represents shares of Common Stock issuable upon exercise of options.

     (9)  Represents shares of Common Stock issuable upon exercise of options.

     (10) Represents 50,000 shares of Common Stock issuable upon exercise of options and 2,000 shares of Common Stock owned by Mr. Siris' minor daughter.

     (11) Represents shares of Common Stock issuable upon exercise of options.

     (12) Does not include shares owned by John McPhee, who is a Named Person, but not an executive officer or director of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1996, the Company entered into an agreement with Redwood Shoe Corp. ("Redwood"), a company with which Mark Tucker, a former director of the Company, is affiliated, to satisfy in full certain trade payables amounting to $1,680,000. Under the terms of the agreement, the Company issued Redwood 1,050,000 shares of Common Stock and an option to purchase 75,000 shares of Common Stock at an exercise price of $1.75 and made a cash payment to Redwood of $50,000. For Fiscal 2001, Redwood, as buying agent for the Company, initiated the manufacture of approximately 66% of the Company's total footwear purchases. At January 31, 2001, the Company had placed $6,024,172 of open purchase commitments with Redwood. In Fiscal 2001 and Fiscal 2000, the Company purchased approximately $35 million and $38 million, respectively of footwear products through Redwood. At January 31, 2001 and 2000, the payable to Redwood totaled approximately $4,052,000 and $1,286,000, respectively.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for Fiscal 2001. The Board of Directors has re-appointed BDO Seidman, LLP as the Company's independent accountants for the Company's fiscal year ending January 31, 2002. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


Audit Committee Report

     In January 2001, the Audit Committee met with management and representatives of BDO Seidman, LLP to review and discuss the audit and the procedures and timing of the audit. In April 2001, the Audit Committee met with management and representatives of BDO Seidman, LLP to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2001.

     The Audit Committee-

     Barry Emanuel, Ann Iverson*, Steven Mendelow, Peter Siris

----------------
*Ms Iverson became a member of the Audit Committee in March 2001.

     Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended January 31, 2001 ("Fiscal 2001") and the reviews of the financial statements included in the Company's Form 10-Q's for Fiscal 2001 totaled $ 219,700, of which $23,000 related to work performed on the financial statements of the Company's joint venture, Unzipped Apparel, LLC.

     Financial Information Systems Design and Implementation Fees. There were no fees billed to the Company by BDO Seidman, LLP for professional services related to financial information systems design and implementation by BDO Seidman, LLP for Fiscal 2001.

     All Other Fees. The aggregate fees billed for services rendered by BDO Seidman, LLP, other than for audit and information technology services, described in the preceding two paragraphs, totaled $58,900 for Fiscal 2001, of which $49,000 related to tax services and $9,900 related to all other services.

     The Audit Committee has considered whether the provision of services covered in the preceding two paragraphs is compatible with maintaining BDO Seidman, LLP's independence.


                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at the Company's annual meeting of stockholders to be held in the year 2002 must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement and in accordance with applicable regulations of the SEC not later than March 1, 2002 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

     After the March 1, 2002 deadline, a stockholder may present a proposal at the Company's 2002 annual meeting if it is submitted to the Company's Secretary at the address set forth above no later than May 17, 2002. If timely submitted, in proper form, the stockholder may present the proposal at the 2002 annual meeting, but the Company is not obligated to include the matter in its proxy statement.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 2001 ON FORM 10-K IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JUNE 29, 2001. ADDITIONAL COPIES OF SUCH ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                                 CANDIE'S, INC.
                               400 COLUMBUS AVENUE
                          VALHALLA, NEW YORK 10595-1335
                         ATTENTION: DEBORAH SORELL STEHR

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.


                                        By order of the Board of
                                          Directors,

                                        /s/ Neil Cole,

                                        Neil Cole,
                                        Chairman of the Board,
                                        President and Chief Executive
                                        Officer

July 2, 2001

                                                                      APPENDIX A
                                 CANDIE'S, INC.
                             AUDIT COMMITTEE CHARTER


Composition

There shall be a committee of the board of directors (the "Board") of Candie's, Inc. (the "Company") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Marketplace Rule 4200 of the National Association of Securities Dealer's, Inc. ("NASD"), subject to the exception in NASD Marketplace Rule 4350(d)(2)(B).

Each member of the audit committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

The responsibilities of the audit committee are as follows:

     o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.

     o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

     o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or, if applicable, nominate an outside auditor for stockholder approval in any Company proxy statement).

     o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

     o Review the financial statements contained in the annual report to stockholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders.

     o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

     o    Review and reassess the adequacy of the committee's charter annually.

     o Prepare a report of the committee to be included in the Company's proxy statement in accordance with applicable Securities and Exchange Commission regulations.

     o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not an audit nor is it of the same quality as an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      APPENDIX B

                                 CANDIE'S, INC.
                   NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN



1. Purpose.

     The Non-Employee Director Stock Incentive Plan (the "Plan") is established to attract, retain and compensate for service highly qualified individuals who are not current employees of Candie's, Inc. (the "Company") or any subsidiary of the Company as members of the Board of Directors of the Company and to enable them to benefit from the growth of the Company through their ownership in the Company's common stock, $.001 par value (the "Common Stock"). The Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest with stockholders in increasing the value of the Company's Common Stock over the long term.

2. Eligibility.

     All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries ("Non-Employee Directors") are eligible to participate in the Plan. For the purposes of the Plan, the term subsidiary or subsidiaries shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

3. Scope and Duration.

     The maximum aggregate number of shares which may be issued under the Plan is 300,000 shares of Common Stock, which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. As provided in paragraph 9 hereof, the Plan shall become effective on the date that the Plan is approved by the Company's stockholders.

4. Anti-Dilution Adjustments.

     Notwithstanding any other provision of the Plan, the Board of Directors of the Company may, at any time, make or provide for such adjustments to the Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. Any such determination by the Board of Directors shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

5. Awards of Common Stock.

     (a) On the first business day of March and September in each calendar year (each, an "Award Date")each individual elected and continuing as a Non-Employee Director shall automatically be awarded that number of shares of Common Stock determined by dividing the sum of $10,000 by the average of the Fair Market Value of the Common Stock for the five trading days ending on the third business day immediately preceding the applicable Award Date.


     (b) As a condition to issuing any award to a Non-Employee Director under the Plan, the Company may require that the Non-Employee Director receiving the award represent to the Company that such person is acquiring the shares of Common Stock for investment and without a view toward the distribution thereof. If the Common Stock is listed on a stock exchange the Company may also require prior to issuing any award pursuant to the Plan that the shares be approved for listing on such exchange. The Company may also require the recipient of an award to execute such other documents as may be requested in order to comply with all applicable federal and state securities laws and the regulations of any securities exchange or regulatory body having authority over any quotation medium on which the Common Stock is listed or traded.


     (c) Unless the shares of Common Stock that may be issued under the Plan have been registered under the Securities Act of 1933 (the "Act"), all certificates for shares of Common Stock issued pursuant to the Plan shall bear a legend restricting transfer of the shares under the Act and stop transfer orders shall be placed on the records of the transfer agent for the Common Stock with respect to such shares.

     (d) No fractional share of Common Stock shall be issued under the Plan and any fractional share shall be disregarded. All determinations to be made by the Company hereunder shall be made by the Board of Directors.


6. Administration and Amendment of the Plan.

Although to the extent possible, the Plan is intended to be self-executing, the Plan shall be administered, to the extent necessary, by the Board of Directors of the Company. The Plan may be terminated or amended by the Board of Directors as they deem advisable. No amendment to the Plan may be made without stockholder approval which would (i)increase the number of shares of Common Stock available for issuance under the Plan, other than as a result of the application of the anti-dilution adjustments as provided for in paragraph 4 of the Plan or (ii) would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

7. Compliance with SEC Regulations.

It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Securities Exchange Act of 1934 and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

8. Miscellaneous.

     As said term is used in the Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange or NASDAQ the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair

Market Value of the Common Stock shall be determined by the Board of Directors whose determination shall be conclusive as to the Fair Market Value of the Common Stock.


9. Effective Date.

     The Plan shall become effective on the date of adoption by the stockholders of the Company and shall terminate ten years from the date of such adoption.

                                 CANDIE'S, INC.
                               400 Columbus Avenue
                          Valhalla, New York 10595-1335

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 9, 2001.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints NEIL COLE and DEBORAH SORELL STEHR, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Candie's, Inc. (the "Company") on Thursday, August 9, 2001, at the New York City offices of the Company, 215 West 40th Street, New York , NY 10018 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:

     |_| FOR all nominees listed below                              |_|  WITHHOLD AUTHORITY
         (except as marked to the contrary below).                       to vote for all nominees listed below.

         Neil Cole, Barry Emanuel, Steven Mendelow, Peter Siris and Ann Iverson.


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


--------------------------------------------------------------------------------
                                    (Continued and to be signed on reverse side)

2.   Approval of the Non-Employee Director Stock Incentive Plan.

     |_|  FOR                      |_|   AGAINST                   |_|   ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


DATED: ________________________________, 2001

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as  attorney,  executor,  administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature if held jointly


Please mark, sign, date and return this proxy card promptly using the enclosed envelope.